Exhibit 23.2

                              ACCOUNTANTS' CONSENT


The Board of Directors and Stockholders
Orbital Sciences Corporation:

We consent to the use of our reports incorporated by reference in the registration statement on Form S-8, which reports are included in the Company's 1994 Annual Report on Form 10-K.

Our report on the consolidated financial statements refers to a change in accounting for income taxes.


                                        /s/ KPMG Peat Marwick LLP
                                        KPMG Peat Marwick LLP

Washington, D.C.
November 16, 1995
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